WASATCH FUNDS, INC.

Supplement dated September 28, 2007

To the Statement of Additional Information dated January 31, 2007

The Supplement updates certain information contained in the Wasatch Funds Statement of Additional Information dated January 31, 2007. You should retain this Supplement and the Statement of Additional Information for future reference. Additional copies of the Statement of Additional Information may be obtained free of charge by visiting our web site at www.wasatchfunds.com or calling us at 800.551.1700.

The following information replaces the “Status” for the Wasatch International Growth Fund in the section entitled “Investment Objectives and Strategies” on page 5:

Wasatch International Growth Fund

Status: Effective October 1, 2007, the Fund is open to all investors.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE